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                        STOCK PURCHASE AGREEMENT

                                 between

                    FUKUTAKE HOLDINGS (AMERICA), INC.

                                   AND

                       BERLITZ INTERNATIONAL, INC.

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                          Dated April 29, 1997

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                            TABLE OF CONTENTS

                                                                    Page

1.  Definitions........................................................1

2.  Sale and Transfer of Shares; Closing...............................2
      2.1  Shares......................................................2
      2.2  Purchase Price..............................................2
      2.3  Closing.....................................................3
      2.4  Closing Obligations.........................................3

3.  Representations and Warranties of the Company......................3
      3.1  Organization and Good Standing..............................3
      3.2  Authority; No Conflict......................................3
      3.3  Legal Proceedings; Orders...................................4
      3.4  Private Offering............................................4
      3.5  Commission Documents........................................4
      3.6  Brokers or Finders..........................................4

4.  Representations and Warranties of the Buyer........................5
      4.1  Organization and Good Standing..............................5
      4.2  Authority; No Conflict......................................5
      4.3  Private Offering Representations............................5
      4.4  Certain Proceedings.........................................6
      4.5  Brokers or Finders..........................................6

5.  Mutual Indemnification and Hold Harmless...........................6

6.  General Provisions.................................................6
      6.1  Expenses....................................................6
      6.2  Notices.....................................................7
      6.3  Jurisdiction; Service of Process; Choice of Forum...........7
      6.4  GOVERNING LAW...............................................8
      6.5  Further Assurances..........................................8
      6.6  Waiver......................................................8
      6.7  Entire Agreement and Modification...........................9
      6.8  Successors and Assigns......................................9
      6.9  Severability................................................9
      6.10  Headings...................................................9
      6.11  Counterparts...............................................9





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                        STOCK PURCHASE AGREEMENT

            Stock Purchase Agreement, dated as of April 29, 1997, by FUKUTAKE HOLDINGS (AMERICA), INC., a Delaware corporation (the "Buyer"), and BERLITZ INTERNATIONAL, INC. (the "Company").

            WHEREAS, the Buyer, together with its affiliates, currently owns 6,735,338 shares (71.6%) of the Company's common stock; and

            WHEREAS, the Company desires to sell, and the Buyer desires to purchase, 250,000 shares of common stock, par value $0.10 per share, of the Company (the "Shares"), for the consideration and on the terms set forth in this Agreement;

            NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

            1.  DEFINITIONS.

            As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the following meanings:

            "AGREEMENT" means this Agreement, as the same may be amended, supplemented, or modified, in accordance with the terms hereof.

            "BYLAWS" means the bylaws of a corporation as in effect as of the Closing Date.

            "CERTIFICATE OF INCORPORATION" means the certificate of incorporation of a corporation, as the same may have been amended and in effect on the Closing Date.

            "CLOSING" has the meaning assigned to such term in Section 2.3.

            "CLOSING DATE" means the date and time upon which the Closing actually takes place.

            "COMMISSION" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act and the Exchange Act.




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            "CONTRACT" means any material agreement, contract, or obligation that is legally binding.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

            "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "ORDER" means any award, decision, injunction, judgment, order, ruling, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Authority.

            "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, estate, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority, association, organization, labor union, or other entity of any kind.

            "PROCEEDING" means any action, arbitration, audit, litigation, or suit (whether civil, criminal, or administrative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor law, and the rules and regulations of the Commission or any successor thereunder.

            "SHARES" has the meaning assigned to such term in the recitals of this Agreement.

            2.  SALE AND TRANSFER OF SHARES; CLOSING.

                  2.1 SHARES. Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and transfer the Shares to the Buyer, and the Buyer will purchase the Shares from the Company.

                  2.2 PURCHASE PRICE. The per share purchase price for the Shares will be the average closing price of the Company's shares on the New York Stock Exchange for the ten business days prior to April 29, 1997.




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                  2.3 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, at 1285 Avenue of the Americas, New York, New York 10019, on May 12, 1997 (the "CLOSING DATE").

                  2.4 CLOSING OBLIGATIONS. At the Closing:

                        (a) The Company will deliver to the Buyer the certificates representing the Shares for transfer to the Buyer;

                        (b)The Buyer will deliver to the Company the aggregate purchase price therefor by wire transfer of immediately available funds to the account designated by the Company in writing prior to the Closing.

            3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
            The Company represents and warrants to the Buyer as follows:

                  3.1 ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, with full corporate power and authority to conduct its business as it is now being conducted, and to own or use the properties or assets that it purports to own or use.

                  3.2 AUTHORITY; NO CONFLICT. This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against it in accordance with its terms. The execution and delivery of this Agreement and the consummation or performance thereof by the Company (a) have been duly authorized by all necessary corporate action of the Company; and (b) do not contravene the terms of its Certificate of Incorporation or Bylaws.




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                  3.3 LEGAL PROCEEDINGS; ORDERS. There are no Proceedings pend ing, or to the knowledge of the Company, threatened, at law, in equity, or before any Governmental Authority against the Company that would, if adversely determined, have a material adverse effect on the ability of the Company to perform its obligations under this Agreement. To the knowledge of the Company, no Order has been issued by a court or other Governmental Authority against the Company purporting to enjoin or restrain the execution, delivery or performance of this Agreement.

                  3.4 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Shares.

                  3.5 COMMISSION DOCUMENTS. The Company has filed all registra tion statements, proxy statements and other reports required to be filed by it under the Securities Act and the Exchange Act, and all amendments thereto (collectively, the "COMMISSION DOCUMENTS"); and the Company has furnished the Purchaser correct and complete copies of all Commission Documents, each as filed with the Commission, from and after January 1, 1997. Each Commission Document was true and accurate in all material respects when filed with the Commission and in compliance in all material respects with the requirements of its respective report form.

                  3.6 BROKERS OR FINDERS. The Company and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold the Buyer harmless from any such payment alleged to be




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due by or through the Company as a result of the action of the Company or its officers or agents.

            4.  REPRESENTATIONS AND WARRANTIES OF THE BUYER.
            The Buyer represents to the Company as follows:

                  4.1 ORGANIZATION AND GOOD STANDING. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Delaware.

                  4.2 AUTHORITY; NO CONFLICT. This Agreement constitutes the legal, valid, and binding obligation of the Buyer, enforceable against it in accordance with its terms. The execution and delivery of this Agreement and the consummation or performance thereof by the Buyer (a) have been duly authorized by all necessary corporate action of the Buyer; and (b) do not contravene the terms of its Certificate of Incorporation or Bylaws.

                  4.3 PRIVATE OFFERING REPRESENTATIONS. The Buyer confirms that the Company has made available to the Buyer and its representatives and agents the opportunity to ask questions of the officers and management employees of the Company and to acquire such additional information about the business and financial condition of the Company as Buyer has requested, and all such information has been received. The Buyer understands that the purchase and sale of the Shares has not been and is not being registered with the Commission or with the governmental entity charged with regulating the offer and sale of securities under the securities laws and regulations in the State of New York. The Buyer is acquiring the Shares for its own account and not with a view to their distribution in violation of the securities laws of the United States of America or of any state or jurisdiction therein. If the Buyer should in the future decide to dispose




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of any part of such Shares, the Buyer understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect.

                  4.4 CERTAIN PROCEEDINGS. There is no pending Proceeding that has been commenced against the Buyer and that challenges, or may have the effect of preventing, delaying, or making illegal, or otherwise interfering with, the execution or consummation of this Agreement.

                  4.5 BROKERS OR FINDERS. The Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold the Company harmless from any such payment alleged to be due by or through the Buyer as a result of the action of the Buyer or its officers or agents.

            5. MUTUAL INDEMNIFICATION AND HOLD HARMLESS. The Company shall indemnify and hold harmless the Buyer, and the Buyer shall indemnify and hold harmless the Company, directly or indirectly, from or in connection with (a) any breach of any representation or warranty made by the other party in this Agreement, or (b) any breach of any party of any covenant or obligation in this Agreement.

            6.  GENERAL PROVISIONS.

                  6.1 EXPENSES. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement,




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the obligation of each party to pay its own expenses will be subject to any rights to such party arising form a breach of this Agreement by another party.

                  6.2 NOTICES. All notices, consents, waivers, and other communi cations under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt),
(b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

            The Company:Berlitz International, Inc.
                              400 Alexander Park
                              Princeton, New Jersey 08540

                     Attention: Robert C. Hendon, Jr., Esq.
                                          Vice President and General Counsel
                              Facsimile:  (609) 514-9670

            with a copy to:   Paul, Weiss, Rifkind, Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, New York 10019-6064
                              Attention: Matthew Nimetz, Esq.
                              Facsimile No.: (212) 757-3990

            The Buyer:        Fukutake Holdings (America), Inc.
                              c/o Kazuo Yamakawa
                              Director, Accounting and General Administration
                              Benesse Corporation
                              3-7-17 Minamigata
                              Okayama-shi 700, Japan
                              Facsimile No.: 011-81-86-227-6112

                  6.3 JURISDICTION; SERVICE OF PROCESS; CHOICE OF FORUM. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of,




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this Agreement must be brought against any of the parties in the courts of the
State of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties expressly consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

                  6.4  GOVERNING LAW.  THIS AGREEMENT SHALL BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF

LAW PRINCIPLES THEREOF.

                  6.5 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  6.6 WAIVER. No failure or delay on the part of the Company or the Buyer in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of




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any remedies that may be available to the Company or the Buyer at law, in equity or otherwise.

                  6.7 ENTIRE AGREEMENT AND MODIFICATION. This Agreement constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

                  6.8 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto.

                  6.9 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  6.10 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.




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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first written above.

                        BERLITZ INTERNATIONAL, INC.

                        By:
                           --------------------------
                        Name:

                        Title:

                        FUKUTAKE HOLDINGS (AMERICA), INC.

                        By:
                           --------------------------
                        Name:

                        Title: